UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 21, 2012

WELLS TIMBERLAND REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53193	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway
Norcross, Georgia 30092-3365
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (770) 449-7800

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 21, 2012, Wells Timberland REIT, Inc. (the “Company”) included a letter to its stockholders with the third-quarter 2012 stockholder statement mailing, which discusses the scheduled next steps for the Company in its life cycle. A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Stockholder Letter Accompanying 3rd Quarter 2012 Statement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WELLS TIMBERLAND REIT, INC.

Date: September 21, 2012	By:	/s/ DOUGLAS P. WILLIAMS
Douglas P. Williams Executive Vice President, Secretary, Treasurer and Principal Financial Officer